UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 17, 2003

Date of Report (date of earliest event reported)

POLYCOM, INC.

(Exact name of Registrant as specified in its charter)

State of Delaware	0-27978	943128324
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4750 Willow Road
Pleasanton, California 94588

(Address of principal executive offices)

(925) 924-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated as of July 17, 2003, entitled “Polycom Reports Second Quarter Results”.

Item 9.  Regulation FD Disclosure (pursuant to Item 12)

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under “Item 12. Results of Operations and Financial Condition,” is instead furnished under “Item 9. Regulation FD Disclosure.”

On July 17, 2003, Polycom, Inc. issued a press reporting its results for the three and six months ended June 30, 2003. The press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

POLYCOM, INC.

By:	/s/ MICHAEL R. KOUREY
Michael R. Kourey
Senior Vice President, Finance and Administration and Chief Financial Officer

Date: July 17, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated as of July 17, 2003, entitled “Polycom Reports Second Quarter Results”.